LORD ABBETT SECURITIES TRUST

Lord Abbett Global Equity Fund

Supplement dated July 6, 2023, to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

March 1, 2023, as supplemented

The following changes are effective July 7, 2023:

The following table replaces the table in the subsection under “Management–Portfolio Managers” on page 11 of the summary and page 63 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Ryan C. Howard, Portfolio Manager	2019

The following paragraph replaces the ninth paragraph under “Management and Organization of the Funds” beginning on page 216 of the statutory prospectus:

Global Equity Fund. Ryan C. Howard, Portfolio Manager, joined Lord Abbett in 2003. Mr. Howard is primarily responsible for the day-to-day management of the Fund.

The following row replaces the applicable row of the corresponding table under the heading “Global Equity Fund”, in the subsection titled “Portfolio Manager Information–Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Global Equity Fund
Ryan C. Howard	2	5,900.81	1	3.39	1	13.37

The following row replaces the applicable rows of the corresponding table under the heading “Global Equity Fund”, in the subsection titled “Portfolio Manager Information–Holdings of Portfolio Managers” on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Global Equity Fund
Ryan C. Howard	$50,001-$100,000

Please retain this document for your future reference.